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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2000





                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-13492                   95-4481525
 (State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


               TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053
               (Address of Principal Executive Offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700


                                      NONE
             (Former Name or Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        In a press release dated March 13, 2000, The Times Mirror Company ("Times Mirror") and Tribune Company announced that they have signed a definitive agreement for a merger of the two companies in a cash and stock transaction valued at approximately $8 billion.

        Attached as Exhibits and incorporated herein by reference to this Form 8-K is a copy of the following documents: (a) press release, dated March 13, 2000, of Times Mirror, (b) Agreement and Plan of Merger dated as of March 13, 2000 between Tribune Company and Times Mirror and (c) Voting Agreement dated as of March 13, 2000 by and among Tribune Company and the other parties set forth on the signature pages thereto.

ITEM 7. EXHIBITS.

        (c)    Exhibits

               2.1 Agreement and Plan of Merger dated as of March 13, 2000 between Tribune Company and Times Mirror
               2.2 Voting Agreement dated as of March 13, 2000 by and among Tribune Company and the other parties set forth on the signature pages thereto
               99        Press Release issued by Times Mirror on March 13,
                         2000


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 13, 2000

                                            THE TIMES MIRROR COMPANY


                                            By:  /s/ EFREM ZIMBALIST III
                                               -----------------------------
                                               Efrem Zimbalist III
                                               Executive Vice President
                                               and Chief Financial Officer

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